Exhibit F, Schedule 9(a)

                                TABLE OF CONTENTS

1.    Atlantic India Holdings Ltd. ("AIHL")....................................1
2.    Bahia Las Minas Corp. ("BLM") (f/k/a Empresa de Generacion
      Electrica Bahia Las Minas, S.A.).........................................2
3.    Batangas Power Corp. ("Batangas")........................................3
4.    Chongju City Gas Co., Ltd. ("Chongju City Gas")..........................4
5.    Chonnam City Gas Co., Ltd. ("Chonnam City Gas") (f/k/a Dongbu
      Haeyang City Gas Co., Ltd.)..............................................5
6.    Choong Nam City Gas Co., Ltd. ("Choong Nam City Gas")....................6
7.    Companhia de Gas da Bahia - BAHIAGAS, S.A. de E.M. ("Bahiagas")..........6
8.    Companhia de Gas de Santa Catarina - SC GAS, S.A. de E.M. ("SCGas')......7
9.    Companhia Paraibana de Gas - PBGAS, S.A. de E.M. ("PBGas")...............8
10.   Companhia Paranaense de Gas - COMPAGAS, S.A.de E.M. ("Compagas").........9
11.   Companhia Pernambucana de Gas - COPERGAS, S.A. de E.M. ("Copergas").....10
12.   Dabhol Power Company ("DPC")............................................11
13.   Daehan City Gas Co., Ltd. ("Daehan City Gas")...........................11
14.   EI Puerto Rico Operations Inc. ("EIPR").................................13
15.   ELEKTRO - Electricidade e Servicos S.A. ("Elektro").....................14
16.   Elektrociep(3)ownia Nowa Sarzyna Sp. z.o.o. ("ENS").....................15
17.   Empresa Sergipana de Gas S.A. - EMSERGAS ("Emergas")....................16
18.   Enron Asia Pacific/Africa/China LLC ("EAPAC")...........................17
19.   Enron Brazil Power Holdings XI Ltd. ("EBHXI")...........................18
20.   Enron Caribbean Basin LLC ("ECB").......................................18
21.   Enron Development Piti Holdings Corp. ("EDPH")..........................18
22.   Enron Guc Santralleri Isletme Limited Sirketi ("EGSIL").................20
23.   Enron Global Power & Pipelines L.L.C. ("EGPP")..........................21
24.   Enron International Asset Management Corp. ("EIAM").....................22
25.   Enron Ponderosa Management Holdings, Inc. ("Ponderosa Management")......23
26.   Enron Power Philippines Corp. ("EPPC")..................................24
27.   Enron Reserve 6 B.V. ("Reserve 6")......................................25
28.   Enron Servicios Guatemala, Limited ("ESG")..............................26
29.   Enron South America LLC ("ESA").........................................27
30.   Enron Subic Power Corp. ("ESPC")........................................28
31.   Enron Wind Systems LLC ("EWS")(formerly Zond Systems, Inc.).............29
32.   EPE - Empresa Produtora de Energia Ltda. ("EPE")........................29
33.   ET Power 1 LLC ("ETP1").................................................30
34.   Gas de Alagoas S.A. - ALGAS ("Algas")...................................31
35.   Gas de Risaralda S.A. ("GRSA")..........................................32
36.   Gas de la Guajira S.A., E.S.P. ("GGSA").................................33
37.   Gases del Caribe S.A., E.S.P............................................34
38.   Gases de Occidente S.A., E.S.P. ("GDOSA")...............................34
39.   Generacion Mediterranea S.A. ("GMSA")...................................35
40.   Iksan City Gas Co., Ltd. ("Iksan City Gas") (f/k/a Bobae City Gas
      Co., Ltd.)..............................................................36
41.   Iksan Energy Co., Ltd. (Iksan Energy") (f/k/a Byucksan Energy Co.,
      Ltd.) (f/k/a Dongyang Energy Co., Ltd.).................................37
42.   Kangwon City Gas Co., Ltd. ("Kangwon City Gas") (f/k/a Daeil City
      Gas Co., Ltd.) (f/k/a Chuncheon City Gas Co., Ltd.).....................38
43.   Kumi City Gas Co., Ltd. ("Kumi City Gas")...............................39
44.   LFT Power I LLC ("LFT I")...............................................40
45.   LFT Power III LLC ("LFT III")...........................................41


Exhibit F, Schedule 9(a)               i

                               TABLE OF CONTENTS

46.   Marianas Energy Company LLC ("MEC").....................................42
47.   Merlin Acquisition L.P. ("Merlin")......................................42
48.   Nowa Sarzyna Holding B.V. ("NSHBV").....................................43
49.   Offshore Power Operations C.V. ("OPOCV")................................44
50.   Paulista Electrical Distribution, LLC ("Paulista")......................45
51.   Pelican Bidder LLC ("Pelican Bidder")...................................46
52.   Pohang City Gas Co., Ltd. ("Pohang City Gas")...........................46
53.   Ponderosa Assets, L.P. ("Ponderosa Assets").............................47
54.   Prisma Energy Europe Limited ("PEEL") (f/k/a Enron Europe
      Operations (Advisor) Limited)...........................................49
55.   Prisma Energy International Inc. ("Prisma Energy")......................50
56.   Puerto Quetzal Power LLC ("PQPLLC").....................................55
57.   Purple Martin, LLC ("Purple Martin")....................................56
58.   Pusan City Gas Co., Ltd. ("Pusan City Gas").............................57
59.   Sarlux S.r.l. ("Sarlux")................................................58
60.   SII Enerji ve Uretim Limited Sirketi ("SII Enerji").....................59
61.   SK-Gas Co., Inc. ("SK-Gas").............................................60
62.   Smith/Enron Cogeneration Limited Partnership ("SECLP")..................61
63.   Smith/Enron O&M Limited Partnership.....................................63
64.   Sociedad Transportadora de Gas de Oriente S.A., E.S.P. ("STGO")
      (f/k/a Transportadora de Gas de Oriente S.A., E.S.P.)...................64
65.   Subic Power Corp. ("Subic").............................................65
66.   Surtidora de Gas del Caribe S.A., E.S.P. ("SCG")........................66
67.   Trakya Elektrik Uretim ve Ticaret A.S. ("Trakya").......................67
68.   Travamark Two B.V. ("TTBV").............................................68
69.   Zond-PanAero Windsystem Partners I ("ZPI")..............................69
70.   Zond-PanAero Windsystem Partners II ("ZPII")............................70
71.   Zond Windsystems Partners, Ltd. Series 85-A ("ZWP 85-A")................70
72.   Zond Windsystems Partners, Ltd. Series 85-B ("ZWP 85-B")................71
73.   Zond Windsystems Partners, Ltd. Series 85-C ("ZWP 85-C")................72


Exhibit F, Schedule 9(a)               ii

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


PART I.   Companies classified as FUCOs or EWGs

               1.   Atlantic India Holdings Ltd. ("AIHL") 1.

                    a.  Location:

                        c/o Appleby Corporate Services (Cayman) Limited Clifton House
                        75 Fort Street
                        P. O. Box 190 GT
                        Grand Cayman, Cayman Islands
                        British West Indies

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owns, through Dabhol Power Company, a foreign utility company formed under the laws of India ("DPC"), an interest in a 2,184 mega-watt generating facility located near the village of Dabhol in the State of Maharashtra, India. The facility consists of two generating units. The first unit, which has a base load capacity of approximately 658 mega-watts, is fully constructed and began producing electricity in May 1999 but is not currently generating electricity due to a legal dispute with the off-take customer. The second unit, which will have a base load capacity of approximately 1526 mega-watt, is partially constructed.

                        On April 27, 2004, the first part of a two-part sale transaction was completed which was to sell OPPCV, EIHL and EMC to GE and Bechtel. Although GE and Bechtel now hold ownership interests in OPPCV, the second part of the sales transaction has not occurred.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        AIHL, a Cayman Islands limited liability company, is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation, ("ACFI"), which is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004


Exhibit F, Schedule 9(a)              1/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    f.  Guarantees

                        None

               2. Bahia Las Minas Corp. ("BLM") (f/k/a Empresa de Generacion Electrica 2. Bahia Las Minas, S.A.)

                    a.  Location

                        Cativa, Province of Colon, Panama

                    b.  Business Address

                        Calle 50
                        Edificio Plaza Credicorp Bank Panama,
                        Piso 31
                        Panama
                        Republic of Panama

                    c.  Description

                        Owns a power generation complex with an aggregate installed capacity of 280 mega-watt. The power generation complex is located on the Caribbean coast, in Cativa, Province of Colon, Panama and contains two plants. The first plant consists of a simple cycle power block with heavy fuel oil-fired boilers that power three steam turbine generators with a total installed capacity of 120 mega-watts. The second power plant consists of a combined cycle power block with marine diesel fuel oil-fired combustion turbine generator sets with a combined installed capacity of 160 mega-watt.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Enron Internacional Panama, S.A., a Panamanian company ("EIPSA"), holds a 51% ownership interest in BLM. EIPSA is a wholly owned subsidiary of Enron Caribe III Ltd., a Cayman Islands limited liability company, which is wholly-owned by Prisma Energy International Inc., a Cayman Islands company with limited liability ("Prisma Energy"). (See item 55d of this section for the ownership of Prisma Energy.)


Exhibit F, Schedule 9(a)              2/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    e.  EWG or FUCO

                        FUCO as of 2/17/1999

                    f.  Guarantees

                        None

               3.   Batangas Power Corp. ("Batangas")

                    a.  Location

                        Island of Luzon in the Republic of the Philippines

                    b.  Business Address

                        3/Floor, Corinthian Plaza
                        121 Paseo de Roxas St.
                        Makati, Metro Manila
                        Philippines

                    c.  Description

                        Until 7/22/2003 Batangas owned and operated an approximately 110 mega-watt fuel-oil-fired diesel electric generating facility and related auxiliary equipment located on the island of Luzon in the Republic of the Philippines. In accordance with the Fast Track Build, Operate and Transfer Project Agreement dated June 29, 1992, the generating facility and related agreements were to transfer to the government agency, National Power Company ("NPC"), upon termination of the agreement. The termination date of the agreement was July 15, 2003 and ownership was transferred on July 22, 2003.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Enron Power Philippines Corp., a Philippines company ("EPPC"), holds a 99.99% ownership interest in Batangas. EPPC is a wholly owned subsidiary of Prisma Energy Philippines B.V., a Netherlands private limited liability company ("PEPBV"), which is wholly owned by Prisma Energy. (See item 52d of this section for the ownership of Prisma Energy.)


Exhibit F, Schedule 9(a)              3/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    e.  EWG or FUCO

                        FUCO as of April 11, 1995

                    f.  Guarantees

                        None

               4.   Chongju City Gas Co., Ltd. ("Chongju City Gas")

                    a.  Location

                        Chongju City and Chongwon-kun, Korea

                    b.  Business Address

                        419-1, Songju - Dong
                        Heungduk-Ku
                        Chongju-City
                        Chungbuk, Korea

                    c.  Description

                        Owns and operates a natural gas distribution system serving approximately 81,700 customers in Chongju City and Chongwon-kun, Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds a 100% ownership interest in Chongju City Gas, a foreign utility company and a limited company formed under the laws of South Korea. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. Enron International Korea Holdings Company Ltd., a Cayman Islands limited liability company ("EIKHC"), holds a 100% member interest in EIKLLC and is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO


Exhibit F, Schedule 9(a)              4/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        FUCO as of January 12, 1999.

                    f.  Guarantees

                        None.

               5. Chonnam City Gas Co., Ltd. ("Chonnam City Gas") (f/k/a Dongbu Haeyang City Gas Co., Ltd.)

                    a.  Location

                        City of Sunchon in the southern part of Korea

                    b.  Business Address

                        1603-9 Jorye-Dong
                        Suncheon Shi
                        Jeonnam-do, Korea

                    c.  Description

                        Owns and operates a gas distribution system serving the City of Sunchon in the southern part of Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds a 100% ownership interest in Chonnam City Gas, a Korean limited company. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. Enron International Korea Holdings Company Ltd., a Cayman Islands limited liability company ("EIKHC"), holds a 100% member interest in EIKLLC and is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of December 14, 1999

                    f.  Guarantees


Exhibit F, Schedule 9(a)              5/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        None

               6.   Choong Nam City Gas Co., Ltd. ("Choong Nam City Gas")

                    a.  Location

                        City of Taejon located in the central part of Korea

                    b.  Business Address

                        #210 Joong Chon-dong
                        Joong-ku
                        Taejon, Korea

                    c.  Description

                        Owns and operates a natural gas distribution system serving the city of Taejon located in the central part of Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds a 100% ownership interest in Choong Nam City Gas, a Korean limited company. Enron International Korea Holdings Company Ltd., a Cayman Islands limited liability company ("EIKHC"), holds a 100% member interest in EIKLLC and is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 10, 2000.

                    f.  Guarantees

                        None

               7.   Companhia de Gas da Bahia - BAHIAGAS, S.A. de E.M.
                    ("Bahiagas")

                    a.  Location


Exhibit F, Schedule 9(a)              6/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        State of Bahia, Brazil

                    b.  Business Location

                        Av. Tancredo Nevees, No. 450
                        Ed. Suarez Trade, Sala 1801
                        Pituba, CEP 41820-020
                        Salvador, Bahia, BRAZIL

                    c.  Description

                        Owner of a mixed economy company whose purpose is to promote the production, purchase, storage, transportation, transmission, distribution and commercialization of combustible gas, transporting residue gas from a Petrobras refinery and on-shore gas well to approximately 34 customers and the system includes 43.3 miles of pipeline with an average daily gas volumes of 1,532,000 cubic meters.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.5% ownership interest in Bahiagas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               8. Companhia de Gas de Santa Catarina - SC GAS, S.A. de E.M. ("SCGas')

                    a.  Location

                        State of Santa Catarina, Brazil



Exhibit F, Schedule 9(a)              7/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    b.  Business Address

                        Av. Rio Branco
                        387/154 Centro
                        Florianopolis, Santa Catarina
                        BRAZIL CEP 88015-200

                    c.  Description

                        Owns a mixed economy company whose purpose is to execute the local public service of piped gas, with exclusive rights over distribution, within the State of Santa Catarina and to exercise related activities, including service to the industrial, commercial, residential, transportation and institutional market segments.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.% ownership interest in SCGas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               9.   Companhia Paraibana de Gas - PBGAS, S.A. de E.M. ("PBGas")

                    a.  Location

                        State of Paraiba, Brazil

                    b.  Business Address


Exhibit F, Schedule 9(a)              8/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Av. Presidente Epitacio Pessoa
                        4840 Edificio Imperator, Sala 206
                        Tambau Joao Pessoa, Paraiba
                        BRAZIL CEP 58031-001

                    c.  Description

                        Owns a mixed economy company whose purpose is to explore the public service of providing piped gas within the State of Paraiba for the purpose of supplying the demand of industrial, commercial, residential, institutional, transportation and other consumers through the purchase, storage, transportation or distribution of combustible and/or piped gas for all uses as well as exercise related activities. The system has 15 customers and one city gate and includes 14 miles of six-inch to eight-inch pipelines transporting average daily gas volumes of 89,000 cubic meters.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.5% ownership interest in PBGas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               10. Companhia Paranaense de Gas - COMPAGAS, S.A.de E.M. ("Compagas")

                    a.  Location

                        State of Parana, Brazil

                    b.  Business Location


Exhibit F, Schedule 9(a)              9/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Rua 13 de Maio
                        606-4(degree) Andar
                        Curitiba, Parana
                        BRAZIL CEP 80510-030

                    c.  Description

                        Owns a mixed economy company whose purpose is to explore the public service or providing piped gas with exclusive rights over distribution within the State of Parana and to exercise related activities for the purpose of supplying the demand of industrial, commercial, residential, institutional, transportation and other consumers that require the service.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 24.5% ownership interest in Compagas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               11. Companhia Pernambucana de Gas - COPERGAS, S.A. de E.M. ("Copergas")

                    a.  Location

                        State of Pernambuco, Brazil

                    b.  Business Address


Exhibit F, Schedule 9(a)              10/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Av. Eng.(degree) Domingos Ferreira,
                        4371 12(degree) Andar Edificio Bantu Center
                        Recife, Pernambuco
                        BRAZIL CEP 51021-040

                    c.  Description

                        Owner of a mixed economy company whose purpose is to promote the purchase, storage, distribution, and commercialization of combustible gas, to exercise related activities; to participate in the ownership of other companies, to exercise technical and economic-financial over operations.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.5% ownership interest in Copergas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               12.  Dabhol Power Company ("DPC")

                    a.  Location

                        Near the village of Dabhol in the State of Maharashtra, India

                    b.  Business Address

                        611/6133 Midas, 6th Floor
                        Sahar Plaza Complex
                        Mathurdas Vasantji Road


Exhibit F, Schedule 9(a)              11/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Andheri (East), Mumbai 400 059, India

                    c.  Description

                        Owns a 2,184 mega-watt generating facility located near the village of Dabhol in the State of Maharashtra, India. The facility consists of two generating units. The first unit, which has a base load capacity of approximately 658 mega-watts, is fully constructed and began producing electricity in May 1999, but is not currently generating electricity due to a legal dispute with the off-take customer. The second unit, which will have a base load capacity of approximately 1,536 mega-watts, is partially constructed.

                        On April 27, 2004, the first part of a two-part sale transaction was completed which was to sell OPPCV, EIHL and EMC to GE and Bechtel. Although GE and Bechtel now hold ownership interests in OPPCV, the second part of the sales transaction has not occurred.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Mauritius Company.

                        Enron Mauritius Company, a Mauritius company ("EMC"), holds a 65.8% ownership interest in DPC. Offshore Power Production C.V., a Dutch limited partnership ("OPPCV") holds a 98.9% ownership interest in EMC and a 100% ownership interest in Enron India Holdings Ltd., a Cayman Islands company ("EIHL"), which holds a 1.1% ownership interest in EMC. Travamark Two B.V., a Dutch limited liability company ("TTBV") holds a 0.3% general partner interest in OPPCV. Enron B.V., a Dutch limited liability company ("EBV") holds a 50.7% limited partner interest in OPPCV. Both TTBV and EBV are wholly owned subsidiaries of Atlantic Commercial Finance Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 18, 1998

                    f.  Guarantees

                        None

               13.  Daehan City Gas Co., Ltd. ("Daehan City Gas")

                    a.  Location

                        Seoul and Kyonggi-do, Korea

                    b.  Business Address


Exhibit F, Schedule 9(a)              12/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        27-1, Daechi-Dong
                        Kangnam-Ku
                        Seoul, Korea

                    c.  Description

                        Owns and operates a natural gas distribution system serving approximately 791,300 customers in Seoul and Kyonggi-do, Korea

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              -  Enron Corp.
                              -  Atlantic Commercial Finance, Inc.
                              -  Enron Engineering & Construction Company
                              -  Enron Power Corp.
                              -  Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds 40% ownership interest in Daehan City Gas, a foreign utility company and a limited company formed under the laws of South Korea. Enron International Korea Holdings Company Ltd., a Cayman Islands limited liability company ("EIKHC"), holds a 100% member interest in EIKLLC and is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 12, 1999

                    f.  Guarantees

                        None

               14.  EI Puerto Rico Operations Inc. ("EIPR")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description


Exhibit F, Schedule 9(a)              13/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Under an Operation, Maintenance and Fuel Management Agreement dated October 31, 1997 ("OMFMA"), EIPR operated a liquefied natural gas ("LNG") marine unloading facility, two 1,000,000-barrel LNG storage tanks, LNG vaporization equipment, an approximately 507 mega-watt cogeneration power plant facility with two natural gas turbines and one steam turbine, and a desalination plant, all of which were located in Penuelas, Puerto Rico, in addition to operating a 2.3 mile-long 230-kilo Volt transmission line connecting the EcoElectrica power plant substation located in Puerto Rico.

                        On June 23, 2003, EcoElectrica was sold and this OMFMA was assigned to the new owner. This company is to be dissolved.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              -  Enron Corp.
                              -  Atlantic Commercial Finance, Inc.
                              -  Enron Engineering & Construction Company
                              -  Enron Power Corp.
                              -  Enron Expat Services, Inc.

                        EIPR, a Delaware company, is a wholly owned subsidiary of PEI International Americas LLC, a Delaware limited liability company ("PEI"). Prisma Energy holds a 100% member interest in PEI. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of February 24, 2000

                    f.  Guarantees

                        None

               15.  ELEKTRO - Electricidade e Servicos S.A. ("Elektro")

                    a.  Location

                        The Brazilian states of Sao Paulo and Mato Grosso do Sul

                    b.  Business Address

                        Rua Bela Cintra no. 847 - 40 a 90 andares
                        Cerqueira Cesar
                        Sao Paulo/SP
                        01415-000, Brazil


Exhibit F, Schedule 9(a)              14/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        Owns and operates a 56,000 mile long transmission system for the distribution of electricity to approximately 1.5 million consumers throughout 223 municipalities in the State of Sao Paulo and municipalities in the State of Mato Grosso do Su, Brazil.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              -  Enron Corp.
                              -  Atlantic Commercial Finance, Inc.
                              -  Enron Engineering & Construction Company
                              -  Enron Power Corp.
                              -  Enron Expat Services, Inc.

                        Energia Total do Brasil Ltda., a Brazilian limited liability company ("ETB") holds a 47.84% ownership interest in Elektro. Empresa Paranaense Comercializadora Ltda., a Brazilian limited liability company ("EPC"), holds a 46.61% ownership interest in Elektro. Enron Investimentos Energeticos Ltda., a Brazilian limited liability company ("EIE"), holds a 5.17% ownership interest in Elektro. Prisma Energy Brazil Power Investments Ltd., a Cayman Islands limited liability company ("PEBPI") holds a 0.17% ownership interest in EPC and a 1% ownership interest in EIE. Prisma Energy Brazil PD Holdings Ltd., a Cayman Islands limited liability company ("PEBPDH"), holds a 99.83% ownership interest in EPC, a 99% ownership interest in EIE and 100% ownership interest in PEBPI. Prisma Energy Brazil Power Holdings Ltd., a Cayman Islands limited liability company ("PEBPH"), holds a 99% ownership interest in ETB. Prisma Energy holds 100% ownership interest in both PEBPDH and PEBPH and a 1% ownership interest in ETB. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of July 23, 1998

                    f.  Guarantees

                        None

               16.  Elektrociep(3)ownia Nowa Sarzyna Sp. z.o.o. ("ENS")

                    a.  Location

                        Nowa Sarzyna, Poland

                    b.  Business Address


Exhibit F, Schedule 9(a)              15/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Ul. Chemikow 1 37-310
                        Nowa Sarzyna
                        Poland

                    c.  Description

                        Owns and operates a 116-mega-watt electrical and 70 mega-watt thermal natural gas powered generation facility in Nowa Sarzyna, Poland.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        ENS is a wholly owned subsidiary of Enron Poland Investment B.V., a Dutch limited company ("EPIBV"). Prisma Energy Luxembourg S.a.r.l., a Luxembourg company ("PEL"), holds a 50% ownership interest in EPIBV. Blackbird S.a.r.l., a Luxembourg company ("Blackbird") holds the remaining 50% ownership interest in EPIBV. Both PEL and Blackbird are wholly owned subsidiaries of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 3, 2003

                    f.  Guarantees

                        None

               17.  Empresa Sergipana de Gas S.A. - EMSERGAS ("Emergas")

                    a.  Location

                        State of Sergipe, Brazil

                    b.  Business Address

                        Rua Jose Sotero
                        292 Treze de Julho
                        Aracaju, Sergipe
                        BRAZIL CEP 49020-110

                    c.  Description


Exhibit F, Schedule 9(a)              16/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Owns a mixed economy company whose purpose is to explore, produce, purchase, store, transport, distribute and commercialize gas, as well as to provide related services, in diverse market segments for use of gas as a raw material, for generation of energy and for other purposes, serving 18 customers in three operating districts with 5 city gates and the system includes 23.6 miles of three-inch to six-inch pipelines with average daily gas volumes of 101,000 cubic meters.

                    d.  EWG or FUCO

                        FUCO as of December 3, 1997

                    e.  System Company that Holds Interest

                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.5% ownership interest in Emergas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    f.  Guarantees

                        None

               18.  Enron Asia Pacific/Africa/China LLC ("EAPAC")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly, through Enron Guam Piti Corporation, operates an 87 MEGA-WATT diesel generating facility in Guam, which is owned by Marianas Energy Company LLC.


Exhibit F, Schedule 9(a)              17/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        EAPAC is wholly owned by Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of August 25, 2003

                    f.  Guarantees

                        None

               19.  Enron Brazil Power Holdings XI Ltd. ("EBHXI")

                    a.  Location

                        Huntlaw Corporate Services Limited
                        P.O. Box 1350
                        The Huntlaw Bldg., Fort Street
                        George Town, Grand Cayman
                        Cayman Islands

                    b.  Business Address

                        Same

                    c.  Description

                        Through its 99% ownership interest in ETB - Energia Total do Brasil Ltda., a limited liability company formed under the laws of Brazil ("ETB"), EBHXI, a foreign utility company and a Cayman Islands limited liability company, indirectly owned a 56,000 mile-long transmission system for the distribution of electricity to approximately 1.5 million consumers throughout 223 municipalities in the State of Sao Paulo and municipalities in the State of Mato Grosso do Su, Brazil.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.


Exhibit F, Schedule 9(a)              18/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        EBHXI is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               20.  Enron Caribbean Basin LLC ("ECB")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Smith/Enron Cogeneration Limited Partnership, owns an interest in a 185 MEGA-WATT barge-mounted fuel-oil-fired electric generating facility near Puerto Plata, Dominican Republic

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        ECB, a Delaware limited liability company, is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation, which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of August 26, 2003

                    f.  Guarantees

                        None

               21.  Enron Development Piti Holdings Corp. ("EDPH")


Exhibit F, Schedule 9(a)              19/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Marianas Energy Company LLC, indirectly owns an interest in an 87 MEGA-WATT slow-speed diesel generation facility located in Piti, Guam.

                    d.  System Company that Holds Interest

                        EDPH, a Delaware corporation, is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               22.  Enron Guc Santralleri Isletme Limited Sirketi ("EGSIL")

                    a.  Location

                        Botas Tesisleer
                        Mevkii Sultankoy Beldesi
                        Marmara Ereglisi
                        Tekirdag
                        Turkey

                    b.  Business Address

                        Same as above

                    c.  Description

                        Along with Enron Europe Operations Limited, formed a consortium providing O&M services to Trakya Uretim ve Ticaret Sirketi under Operations and Maintenance


Exhibit F, Schedule 9(a)              20/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Agreement dated 10/07/1996. As part of the restructuring to cure defaults in the O&M Agreement as a result of Enron Corp.'s bankruptcy filing, this O&M Agreement was formally terminated on 12/12/2002 and a new consortium was formed with EEOAL and SII Enerji and new O&M Agreement was signed with the new consortium.

                        EGSIL has been recommended for dissolution.

                    d.  System Company that holds Interest

                        Trenron Limited, an English private limited company ("TL"), holds a 1.14% member interest in EGSIL. Enron Capital & Trade Resources Limited, a foreign utility company and an English private limited company ("ECTRL"), holds 98.86% member interest in EGSIL and a 2% member interest in TL and is a wholly owned subsidiary of Enron Europe Limited , an English private limited company ("EEL"). EEL holds a 98% member interest in TL and is a wholly owned subsidiary of ECT Europe, Inc., a Delaware corporation ("ECTE"). ECTRL and TL are under administrative control in United Kingdom by PriceWaterhouseCoopers and Enron has no control of either company. ECTE is a wholly owned subsidiary of Enron Europe L.L.C., a Delaware limited liability company ("EELLC"), which is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO

                        EWG as of March 24, 1998

                    f.  Guarantees

                        None

               23.  Enron Global Power & Pipelines L.L.C. ("EGPP")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same


Exhibit F, Schedule 9(a)              21/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        i. Through Smith/Enron Cogeneration L.P., EGPP owns an interest in a 185 mega-watt barge-mounted power generation facility near Puerto Plata, Dominican Republic.

                        ii. Through Smith/Enron O&M L.P., EGPP operates a 185 mega-watt power generation facility located near Puerto Plata, Dominican Republic which is owned by Smith/Enron Cogeneration L.P.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are Enron Holding Company L.L.C., Enron Power I (Puerto Rico) Inc., and Enron Corp.

                        Enron Holding Company L.L.C., a Delaware limited liability company ("EHC"), holds a 62.184% membership interest in EGPP, a foreign utility company and a Delaware limited liability company. Enron Power I (Puerto Rico) Inc., a Delaware corporation ("EPIPR"), holds a 2.191% membership interest in EGPP and a 70.23% membership interest in EHC. Enron Global Inc., a Delaware corporation ("EGI"), holds a 1.01% membership interest in EHC. Enron International Holdings Corp., a Delaware Corporation ("EIHC"), holds a 28.26% membership interest in EHC and holds 100% ownership interest in EGI. Enron Power Corp. - U.S., a Delaware corporation ("EPCUS"), holds 100% ownership interest in EPIPR. Enron Power Corp., a Delaware corporation ("EPC") holds a 100% ownership interest in EPCUS and a 29.70% ownership interest in EIHC. Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), holds a 35.625% ownership interest in EIHC. Enron Corp. holds a 100% ownership interest in ACFI, a 35.625% membership interest in EGPP, a 32.60% ownership interest in EIHC and 100% ownership interest in EPC.

                    e.  EWG or FUCO

                        FUCO as of August 26, 2003.

                    f.  Guarantees

                        None

               24.  Enron International Asset Management Corp. ("EIAM")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address


Exhibit F, Schedule 9(a)              22/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Same

                    c.  Description

                        Through EI Guam Operations, L.L.C., EIAM operates an 87 mega-watt base load, slow-speed diesel generating facility in Piti, Guam, which is owned by Marianas Energy Company LLC.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Corp.

                        EIAM, a Delaware corporation, is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of August 26, 200

                    f.  Guarantees

                        None

               25. Enron Ponderosa Management Holdings, Inc. ("Ponderosa Management")

                    a.  Location

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Ponderosa Management (through its 0.01% general partner interest in Ponderosa Assets) indirectly owns interests in the following:

                        i. through Companhia de Gas de Bahia S.A., a natural gas distribution network serving approximately 76 customers in the State of Bahia, Brazil;

                        ii. through Companhia de Gas de Santa Catarina S.A., gas distribution network serving approximately 77 customers in the State of Santa Catarina, Brazil;


Exhibit F, Schedule 9(a)              23/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        iii. through Companhia Paranaense de Gas S.A., a natural gas distribution company which owns a network serving approximately 76 customers in the State of Parana, Brazil;

                        iv. through Companhia Paraibana de Gas S.A., a natural gas distribution network serving approximately 49 customers in the State of Paraibana, Brazil;

                        v. through Companhia Pernambucana de Gas S.A., a gas distribution network serving approximately 78 customers in the State of Pernambuco, Brazil;

                        vi. through Empresa Sergipana de Gas S.A., a natural gas distribution network serving approximately 35 customers in the State of Sergipe, Brazil; and

                        vii. through Gas de Alagoas S.A., a natural gas distribution network serving approximately 58 customers in the State of Alagoas, Brazil.

                    d.  System Company that Holds Interest

                        Wholly and directly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of 2/06/2004

                    f.  Guarantees

                        None

               26.  Enron Power Philippines Corp. ("EPPC")

                    a.  Location

                        Subic Bay Freeport Zone
                        Olongapo City
                        Philippines

                    b.  Business Address

                        3/Floor, Corinthian Plaza
                        121 Paseo de Roxas Street
                        Makati, Metro Manila
                        Philippines


Exhibit F, Schedule 9(a)              24/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        Owns and operates a 116 mega-watt diesel-powered generating facility located at the Subic Bay Freeport Zone, Olongapo City, on Luzon Islands, the Philippines.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        EPPC is a wholly owned subsidiary of Prisma Energy Philippines B.V., a Netherlands limited liability company ("PEPBV"), which is wholly owned by Prisma Energy Luxembourg S.a.r.l., a Luxembourg company ("PEL"). PEL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of February 17, 1994

                    f.  Guarantees

                        None

               27.  Enron Reserve 6 B.V. ("Reserve 6")

                    a.  Location

                        c/o Equity Trust Co., N.V.
                        Schouwburgplein 30-34
                        3012 CL Rotterdam
                        The Netherlands

                    b.  Business Address

                        Same

                    c.  Description

                        Through its subsidiary SII Enerji ve Uretim Limited Sirketi, a Turkish company, are members of a two-company consortium responsible for operating the 478 mega-watt natural gas-fired combined cycle power plant in Marmara, Ereglisi, Republic


Exhibit F, Schedule 9(a)              25/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        of Turkey. Both EEOAL and SII Enerji are both contractually obligated to operate the facility, and the governing contracts divide duties between the two companies between services performed outside the Republic of Turkey and services performed with the Republic of Turkey, but each member is collectively and individually responsible to the owner for all the obligations of the other member under the agreement.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Reserve 6 is a wholly owned subsidiary of PEI International Americas LLC, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               28.  Enron Servicios Guatemala, Limited ("ESG")

                    a.  Location

                        Puerto Quetzal, Guatemala

                    b.  Business Address

                        6a. Avenida 1-36, Zona 14
                        Edificio Los Arcos
                        Guatemala City, Guatemala

                    c.  Description

                        Operates a 110 mega-watt and a 124 mega-watt barge-mounted fuel-oil-fired electric generating facility, both located in Puerto Quetzal, Guatemala, and related on-shore auxiliary facilities mounted on three movable barges which are moored at the Puerto Quetzal plant facility. Enron Servicios provides the day-to-day operations and maintenance services pursuant to Operation and Maintenance agreements.


Exhibit F, Schedule 9(a)              26/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Prisma Energy Guatemala Holdings Ltd., a Cayman Islands company ("PEGHL"), holds 99% ownership interest in ESG. PEGHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of September 28, 2000

                    f.  Guarantees

                        None

               29.  Enron South America LLC ("ESA")

                    a.  Location

                        1221 Lamar St.
                        Suite 16000
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through EPE - Empresa Produtora de Energia Ltda., ESA indirectly owned an interest in a 480-mega-watt combined-cycle natural gas power plant in Brazil; and through Elektro Electricidade e Servicos S.A., an interest in a 56,000-mile electricity transmission and distribution system in the Brazilian states of Sao Paulo and Mato Grosso do Sul, Brazil.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, both projects transferred to Prisma Energy on August 31, 2004.


Exhibit F, Schedule 9(a)              27/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        ESA is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of August 26, 2003

                    f.  Guarantees

                        None

               30.  Enron Subic Power Corp. ("ESPC")

                    a.  Location

                        Luzon Islands, the Philippines

                    b.  Business Address

                        3/Floor, Corinthian Plaza
                        121 Paseo de Roxas Street
                        Makati, Metro Manila

                    c.  Description

                        On-shore operator of a 116 mega-watt diesel-powered generating facility located at the Subic Bay Freeport Zone, Olongapo City, on Luzon Islands, the Philippines under a O&M Supervision Agreement.

                    d.  System Company that Holds Interest

                        ESPC is a wholly owned subsidiary of PEI International Americas LLC, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of April 11, 1995

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              28/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


               31.  Enron Wind Systems LLC ("EWS")(formerly Zond Systems, Inc.)

                    a.  Location

                        The wind project owned by EWS is located in Kern County, California, which aggregate to approximately 5.6 mega-watts of production.

                    b.  Business Address

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns various Vestas V-15 and V-17 wind turbines located in Kern County, California.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Wind Domestic Holdings LLC.

                        Enron Wind Domestic Holdings LLC, a Delaware limited liability company ("EWDH"), holds 100% member interest in Enron Wind Systems, LLC. EWDH is indirectly wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of 10/01/1997 (81 FERC 61,001)

                    f.  Guarantees

                        None

               32.  EPE - Empresa Produtora de Energia Ltda. ("EPE")

                    a.  Location

                        Rodovia dos Imigrantes No. 3770
                        Novo Distrito Industrial
                        Cuiaba, Mato Grosso
                        Brazil CEP 78099-840

                    b.  Business Address

                        Same


Exhibit F, Schedule 9(a)              29/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        Owns and operates a 480 mega-watt natural gas-fired combined cycle electric generation facility located in Cuiaba, Mato Grosso, Brazil. The facility's capacity and associated electric energy are being purchased by Furnas Centrais Eletricas S.A., a Brazilian concessionaire of public electric energy.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        EPE Holdings Ltd., a Cayman Islands company, holds 99% ownership interest in EPE. Prisma Energy CB Ltd., a Cayman Islands company, holds 0.5% ownership interest in EPE and 50% ownership interest in EPE Holdings Ltd. Prisma Energy CB Ltd. is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of August 4, 2000

                    f.  Guarantees

                        None

               33.  ET Power 1 LLC ("ETP1")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Trakya, ETP1 indirectly owned a combined cycle gas turbine power plant with a nominal capacity of478 mega-watt located in Marmara Ereglisi, Turkey.


Exhibit F, Schedule 9(a)              30/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        ETP1, a Delaware limited liability company, is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               34.  Gas de Alagoas S.A. - ALGAS ("Algas")

                    a.  Location

                        Alagoas, Brazil

                    b.  Business Address

                        Rua Dez de Novembro
                        359 Farol-Maceio
                        Alagoas, BRAZIL CEP 57050-220

                    c.  Description

                        Owner of a mixed company whose purpose is to promote the production, purchase, storage, distribution, and commercialization of gas and the provision of related services, with 6 customers connected three city gates and the system includes 41.3 miles of three-inch to six-inch pipelines transporting average daily gas volumes of 353,000 cubic meters.

                    d.  Service Company that Holds Interest


Exhibit F, Schedule 9(a)              31/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        The system company that holds interest is Gaspart - Gas Participacoes Ltda.

                        Gaspart - Gas Participacoes Ltda., a Brazilian limited liability company ("Gaspart"), holds a 41.5% ownership interest in Algas. Gaspart is a wholly owned subsidiary of Global Petroleum & Gas Industry Limited, a Jersey limited liability company, which is an indirect wholly-owned subsidiary Ponderosa Assets, L.P., a Delaware limited partnership ("Ponderosa Assets"). Ponderosa Asset's limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 3, 1997

                    f.  Guarantees

                        None

               35.  Gas de Risaralda S.A. ("GRSA")

                    a.  Location

                        Colombia

                    b.  Business Address

                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns and operates gas distribution networks throughout Colombia.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Gases del Caribe S.A. E.S.P., a Colombian company ("GDCSA"), holds A 19.03% ownership interest in GRSA. Promigas S.A. E.S.P., a Colombian company


Exhibit F, Schedule 9(a)              32/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        "Promigas"), holds a 30.99% ownership interest in GDCSA. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds a 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996

                    f.  Guarantees

                        None

               36.  Gas de la Guajira S.A., E.S.P. ("GGSA")

                    a.  Location

                        Guajira, Colombia

                    b.  Business Address

                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns and operates a gas distribution network in the State of Guajira, Colombia

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Promigas S.A. E.S.P., a Colombian company ("Promigas"), holds 6.20% ownership interest in GGSA. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds a 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996


Exhibit F, Schedule 9(a)              33/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    f.  Guarantees

                        None

               37.  Gases del Caribe S.A., E.S.P.

                    a.  Location

                        Colombian states of Atlantico, Magdalene and Cesar

                    b.  Business Address

                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns gas distribution networks in the States of Atlantico, Magdalene and Cesar, Colombia.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Promigas S.A. E.S.P., a Colombian company ("Promigas"), holds 30.99% ownership interest in Gases del Caribe S.A., E.S.P. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996

                    f.  Guarantees

                        None

               38.  Gases de Occidente S.A., E.S.P. ("GDOSA")


Exhibit F, Schedule 9(a)              34/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    a.  Location

                        Colombian states of Caldas, Risaralda, Quindio and Valle del Cauca

                    b.  Business Address

                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns and operates gas distribution networks in the States of Caldas, Risaralda, Quindio and Valle del Cauca, Colombia.

                    d.  System Company that Holds Interest

                        Promigas S.A. E.S.P., a Colombian company ("Promigas"), holds 29.66% ownership interest in Gases de Occidente S.A. E.S.P. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996

                    f.  Guarantees

                        None

               39.  Generacion Mediterranea S.A. ("GMSA")

                    a.  Location

                        Modesta Maranzana, Argentina

                    b.  Business Address

                        Reconquista 1166
                        Piso 13
                        Buenos Aires, Argentina

                    c.  Description

                        Owns and operates a 70 mega-watt power plant located in Modesta Maranzana, Argentina.


Exhibit F, Schedule 9(a)              35/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system companies that hold interest are Enron Corp. and Enron Transportation Services, LLC.

                        Enron Transportation Services, LLC, a Delaware limited liability company ("ETS") holds less than a 0.01% ownership interest (1 share) in GMSA. EOC Preferred, LLC, a Delaware limited liability company ("EDCP"). Enron Corp., an Oregon corporation ("Enron"), holds more than a 99.99% ownership interest in GMSA and wholly owns EDP.

                    e.  EWG or FUCO

                        FUCO as of November 21, 2003

                    f.  Guarantees

                        None

               40. Iksan City Gas Co., Ltd. ("Iksan City Gas") (f/k/a Bobae City Gas Co., Ltd.)

                    a.  Location

                        837, Palbong-dong
                        Iksan-si
                        Jeonrabuk-do, Korea

                    b.  Business Address

                        Same

                    c.  Description

                        Owns and operates a gas distribution system serving the city of Iksan in the western part of Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds a 51% ownership


Exhibit F, Schedule 9(a)              36/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        interest in Iksan City Gas. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of December 14, 1999.

                    f.  Guarantees

                        None

               41. Iksan Energy Co., Ltd. (Iksan Energy") (f/k/a Byucksan Energy Co., Ltd.) (f/k/a Dongyang Energy Co., Ltd.)

                    a.  Location

                        803-23, Shinheung-dong
                        Iksan-si
                        Jeonrabuk-do, Korea

                    b.  Business Address

                        Same

                    c.  Description

                        Owns and operates a 21 mega-watt coal-fired cogeneration plant located in the city of Iksan, Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds a 86.84% ownership interest in Iksan Energy, a Korean limited company. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)


Exhibit F, Schedule 9(a)              37/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    e.  EWG or FUCO

                        FUCO as of December 14, 1999

                    f.  Guarantees

                        None

               42. Kangwon City Gas Co., Ltd. ("Kangwon City Gas") (f/k/a Daeil City Gas Co., Ltd.) (f/k/a Chuncheon City Gas Co., Ltd.)

                    a.  Location

                        City of Chunchon in the northern part of Korea

                    b.  Business Address

                        Hoopyung-1-dong, #311-8
                        Chuncheon-si
                        Kangwon-do, Korea

                    c.  Description

                        Owns and operates a gas distribution system serving the city of Chunchon in the northern part of Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd, a Korean limited company
                        ("SK-Enron"), holds a 86.50% ownership interest in Kangwon City Gas, a Korean limited company. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company ("EIHC"), which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO


Exhibit F, Schedule 9(a)              38/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        FUCO as of December 14, 1999

                    f.  Guarantees

                        None

               43.  Kumi City Gas Co., Ltd. ("Kumi City Gas")

                    a.  Location

                        Kumi City, Kimcheon, Chilgog-gun, Korea.

                    b.  Business Address

                        303, Kongdan-Dong
                        Kumi-city
                        Kyongbuk, Korea

                    c.  Description

                        Owns and operates a natural gas distribution system serving approximately 48,9000 customers in Kumi City, Kimcheon, Chilgog-gun, Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd, a Korean limited company
                        ("SK-Enron"), holds a 100% ownership interest in Kangwon City Gas, a Korean limited company. Enron International Korea L.L.C., a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company ("EIHC"), which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 12, 1999

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              39/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


               44.  LFT Power I LLC ("LFT I")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Trakya, LFT I indirectly owned a combined cycle gas turbine power plant with a nominal capacity of478 mega-watt located in Marmara Ereglisi, Turkey.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are Atlantic Commercial Finance, Inc. and Blue Heron I LLC and SE Acquisition, L.P.

                        Atlantic Commercial Finance, Inc., a Delaware company ("ACFI"), holds a 0.01% voting member interest in LFT I. ACFI is a wholly owned subsidiary of Enron Corp.

                        Pelican Bidder LLC, a foreign utility company and a Delaware limited liability company ("Pelican Bidder") holds a 99.99% non-voting member interest in LFT I.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Pelican Bidder. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Pelican Bidder. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              40/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


               45.  LFT Power III LLC ("LFT III")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Trakya, LFT III indirectly owned a combined cycle gas turbine power plant with a nominal capacity of478 mega-watt located in Marmara Ereglisi, Turkey.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are Atlantic Commercial Finance, Inc. and Blue Heron I LLC and SE Acquisition, L.P.

                        LFT Power I LLC, a foreign utility company and a Delaware limited liability company ("LFT I"), holds a 79.66% membership interest in LFT III. Atlantic Commercial Finance, Inc., a Delaware company ("ACFI"), holds 20.34% membership interest in LFT III and a 0.01% voting member interest in LFT I. ACFI is a wholly owned subsidiary of Enron Corp.

                        Pelican Bidder LLC, a foreign utility company and a Delaware limited liability company ("Pelican Bidder") holds a 99.99% non-voting member interest in LFT I.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Pelican Bidder. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Pelican Bidder. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              41/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


               46.  Marianas Energy Company LLC ("MEC")

                    a.  Location

                        Marianas Island, Guam

                    b.  Business Address

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns an 87 mega-watt baseload, slow-speed diesel generating facility in Guam

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Corp.

                        Enron Development Piti Holdings Corp., a Delaware company ("EDPH"), holds a 50% membership interest in MEC. EDPH is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of June 25, 1997

                    f.  Guarantees

                        None

               47.  Merlin Acquisition L.P. ("Merlin")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same


Exhibit F, Schedule 9(a)              42/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        Merlin, through Promigas S.A.E.S.P., indirectly owned interests in several gas distribution companies throughout Colombia.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are Blue Heron I LLC and SE Acquisition, L.P.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Merlin. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Merlin. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               48.  Nowa Sarzyna Holding B.V. ("NSHBV")

                    a.  Location

                        Schouwburgplein 30-34
                        3012 CL Rotterdam
                        The Netherlands

                    b.  Business Address

                        Same

                    c.  Description

                        NSHBV indirectly owned an interest in a 116 mega-watt gas-fired combined heat and power plant in southeastern Poland.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project


Exhibit F, Schedule 9(a)              43/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        transferred to Prisma Energy on November 30, 2004.

                    d.  System Company that Holds Interest

                        NSHBV is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               49.  Offshore Power Operations C.V. ("OPOCV")

                    a.  Location

                        Schouwburgplein 30-34
                        3012 CL Rotterdam
                        The Netherlands

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owns an interest in a 2,184 mega-watt generating facility located near the village of Dabhol in the State of Maharashtra, India. The facility consists of two generating units.

                        The first unit, which has a base load capacity of approximately 658 mega-watt, is fully constructed and began producing electricity in May 1999, but is not currently generating electricity due to a legal dispute with the off-take customer.

                        The second unit, which will have a base load capacity of approximately 1,536 mega-watt, is partially constructed.

                        On April 27, 2004, the first part of a two-part sales transaction was completed which was to sell OPPCV, EIHL and EMC to GE and Bechtel. Although GE and Bechtel now hold ownership interests in OPPCV, the second part of the sales transaction has not occurred.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.


Exhibit F, Schedule 9(a)              44/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Travamark Two B.V., a foreign utility, Dutch limited liability company ("TTBV") holds a 0.3% general partner interest in OPPCV. Enron B.V., a Dutch limited liability company ("EBV") holds a 50.7% limited partnership interest in OPPCV. Both TTBV and EBV are wholly owned subsidiaries of Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        FUCO as of December 18, 1998

                    f.  Guarantees

                        None

               50.  Paulista Electrical Distribution, LLC ("Paulista")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owned an interest in a 56,000 mile-long transmission system for the distribution of electricity to approximately 1.5 million consumers throughout 223 municipalities in the State of Sao Paulo and municipalities in the State of Mato Grosso do Su, Brazil.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        Paulista, a Delaware limited liability company, is a wholly owned subsidiary of Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is wholly owned by Enron Corp.

                    e.  EWG or FUCO


Exhibit F, Schedule 9(a)              45/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        FUCO as of February 9, 2004

                    g.  Guarantees

                        None

               51.  Pelican Bidder LLC ("Pelican Bidder")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010

                    b.  Business Address

                        Same

                    c.  Description

                        Through Sarlux S.R.L., owns and operates a 551-mega-watt integrated gasification combined-cycle oil power plant employs gasification technology to convert refinery residue from SARAS, Italy's largest oil refinery, into synthetic gas. The gas fuels three gas turbines in combined-cycle configuration.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are SE Acquisition, L.P. and Blue Heron I LLC.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Pelican Bidder. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Pelican Bidder. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               52.  Pohang City Gas Co., Ltd. ("Pohang City Gas")


Exhibit F, Schedule 9(a)              46/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    a.  Location

                        Pohang City, Yongil-kan, Yongduk-kun, and Uljin County, Korea

                    b.  Business Address

                        29, Ho-Dong
                        Pohang City
                        Kyongkuk, Korea

                    c.  Description

                        Distributor of natural gas, serving approximately 32,500 customers in Pohang City, Yongil-kan, Yongduk-kun, and Uljin County, Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Korea"), holds a 100% ownership interest in Pohang City Gas, a Korean limited company. Enron International Korea LLC ("EIKLLC"), a Delaware limited liability company, holds 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 12, 1999

                    f.  Guarantees

                        None

               53.  Ponderosa Assets, L.P. ("Ponderosa Assets")

                    a.  Location


Exhibit F, Schedule 9(a)              47/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        C/o Wilmington Trust Company
                        Rodney Square North
                        100 North Market Street
                        Wilmington, Delaware 19890-1600

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owns interests in and/or operates the following:

                        i. through Companhia de Gas de Bahia S.A., a natural gas distribution network serving approximately 76 customers in the State of Bahia, Brazil;

                        ii. through Companhia de Gas de Santa Catarina S.A., gas distribution network serving approximately 77 customers in the State of Santa Catarina, Brazil;

                        iii. through Companhia Paranaense de Gas S.A., a natural gas distribution company which owns a network serving approximately 76 customers in the State of Parana, Brazil;

                        iv. through Companhia Paraibana de Gas S.A., a natural gas distribution network serving approximately 49 customers in the State of Paraibana, Brazil;

                        v. through Companhia Pernambucana de Gas S.A., a gas distribution network serving approximately 78 customers in the State of Pernambuco, Brazil;

                        vi. through Empresa Sergipana de Gas S.A., a natural gas distribution network serving approximately 35 customers in the State of Sergipe, Brazil; and

                        vii. through Gas de Alagoas S.A., a natural gas distribution network serving approximately 58 customers in the State of Alagoas, Brazil.

                    d.  System Company that Holds Interest

                        Ponderosa Asset's, a Delaware limited partnership, limited partners are Enron EPI, Inc. and Enron Global Power & Pipelines L.L.C., collectively holding a 99.99% partner interest. Ponderosa Management holds the remaining 0.01% general partner interest. Both the limited partners and the general partner are (directly and/or indirectly) wholly-owned subsidiaries of Enron Corp.


Exhibit F, Schedule 9(a)              48/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    e.  EWG or FUCO

                        FUCO as of 2/06/2004

                    f.  Guarantees

                        None

               54. Prisma Energy Europe Limited ("PEEL") (f/k/a Enron Europe Operations (Advisor) Limited)

                    a.  Location

                        c/o Jordan's Limited
                        20-22 Bedford Row
                        London WC1R 4JS U.K.
                        England

                    b.  Business Address

                        Same

                    c.  Description

                        Operates a gas-fired facility located in Marmara Ereglisi, Turkey, with an aggregate capacity of approximately 478 mega-watt, owned by Trakya Elektrik Uretim ve Ticaret A.S., joint stock company organized under the laws of the Republic of Turkey.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        PEEL, an English a private company limited by shares, is a wholly owned subsidiary of PEI International Americas LLC, a Delaware limited liability company ("PEI"). Prisma Energy holds a 100% member interest in PEI. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004
                        EWG as of December 11, 2002


Exhibit F, Schedule 9(a)              49/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    f.  Guarantees

                        None

               55.  Prisma Energy International Inc. ("Prisma Energy")

                    a.  Location

                        c/o Appleby Corporate Services (Cayman Limited) Clifton House
                        75 Fort Street
                        P. O. Box 190 GT Grand Cayman, Cayman Islands British West Indies

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owns interests in and/or operates the following:

                        i. through Bahia Las Minas Corp., a power generation complex with an aggregate installed capacity of 280 mega-watt. The power generation complex is located on the Caribbean coast, in Cativa, Province of Colon, Panama and consists of two generation plants. The first plant consists of a simple cycle power block with heavy fuel oil-fired boilers that powers three steam turbine generators with a total installed capacity of 120 mega-watt. The second power plant consists of a combined cycle power block with marine diesel fuel oil-fired combustion turbine generator sets with a combined installed capacity of 160 mega-watt;

                        ii. through Enron Panama Management Services L.L.C., a power generation complex with an aggregate installed capacity of 280 mega-watt. The power generation complex, owned by Bahia Las Minas Corp., is located on the Caribbean coast, in Cativa, Province of Colon, Panama and consists of two generation plants. The first plant consists of a simple cycle power block with heavy fuel oil-fired boilers that powers three steam turbine generators with a total installed capacity of 120 mega-watt. The second power plant consists of a combined cycle power block with marine diesel fuel oil-fired combustion turbine generator sets with a combined installed capacity of 160 mega-watt;

                        iii. through Empresa Energetica Corinto Ltd., a 70.5 mega-watt heavy fuel oil-


Exhibit F, Schedule 9(a)              50/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                              fired barge-mounted generation facility located in the port of Puerto Corinto, Nicaragua;

                        iv. through Prisma Energy Nicaragua Holdings Ltd. (f/k/a Enron Caribe VI Ltd.) and Enron Electricidad de Nicaragua S.A., a 70.5 mega-watt heavy fuel oil-fired barge-mounted generation facility located in the port of Puerto Corinto, Nicaragua, which is owned by Empresa Energetica Corinto Ltd.;

                        v. through EPE - Empresa Produtora de Energia Ltda., a 480 mega-watt combined-cycle natural gas power plant in Brazil;

                        vi. through Elektro Eletricidade e Servicos S.A., a 56,000 mile electricity distribution system serving approximately 1.8 million consumers throughout 223 municipalities in the State of Sao Paulo, Brazil and municipalities in the State of Mato Grosso do Sul, Brazil;

                        vii. through Chongju City Gas Co., Ltd., a natural gas distribution system serving approximately 81,700 customers in Chongju City and Chongwon-kun, South Korea;

                        viii. through Chonnam City Gas Co., Ltd., a natural gas
                              distribution system serving approximately 58,000 customers in the city of Sunchon in the southern part of South Korea;

                        ix. through Kumi City Gas Co., Ltd., a natural gas distribution system serving approximately 64,000 customers in the cities of Kumi City, Kimcheon and Chilgog-gun, South Korea;

                        x. through Pohang City Gas Co., Ltd., a natural gas distribution system serving approximately 32,500 customers in Pohang City, Yongduk-kun, and Uljin County, South Korea;

                        xi. through Iksan Energy Co., Ltd., a 21 mega-watt coal-fired cogeneration plant located in the city of Iksan, South Korea;

                        xii. through Kangwon City Gas Co., Ltd., a gas distribution system serving approximately 38,000 customers in the city of Chunchon in the northern part of South Korea;

                        xiii. through Iksan City Gas Co., Ltd., a gas
                              distribution system serving approximately 40,000 customers in the city of Iksan in the western part of South Korea;

                        xiv. through Daehan City Gas Co., Ltd., a natural gas distribution system serving approximately 791,300 customers in Seoul and Kyonggi-do, South Korea;


Exhibit F, Schedule 9(a)              51/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        xv. through Pusan City Gas Co., Ltd., a natural gas distribution system serving approximately 359,900 customers in Pusan City, South Korea;

                        xvi. through SK Gas Co., Ltd., gas transmission and distribution network supplying more than 350 Korean filling stations and industrial and retail customers;

                        xvii. through Choongnam City Gas Co., Ltd., a natural
                              gas distribution system serving approximately 247,000 customers in the city of Taejon, South Korea;

                        xviii through Puerto Quetzal Power LLC, a 110 mega-watt
                              and a 124 mega-watt barge-mounted fuel-oil-fired electric generating facility, both located in Puerto Quetzal, Guatemala;

                        xix. through Enron Servicios Guatemala, Limitada and Poliwatt Limitada, the 110 mega-watt and the 124 mega-watt barge-mounted fuel-oil-fired electric generating facilities that are owned by Puerto Quetzal Power LLC and located in Puerto Quetzal, Guatemala;

                        xx. through Subic Power Corp., a 113 mega-watt fuel oil-fired electric generating facility located in the Republic of the Philippines;

                        xxi. through Enron Subic Power Corp., the 113 mega-watt fuel oil-fired electric generating facility located in the Republic of the Philippines and owned by Subic Power Corp.;

                        xxii. through Elektrocieplownia Nowa Sarzyna Sp. z.o.o.,
                              a 116 mega-watt gas-fired combined heat and power plant in southeastern Poland;

                        xxiii through Trakya Elektrik Uretim Ve Ticaret A.S., a
                              478 mega-watt natural gas-fired combined cycle power plant in Marmara, Ereglisi, Turkey; and

                        xxiv. through Enron Europe Operations (Advisor) Ltd.
                              ("Enron Advisor") and SII Enerji ve Uretim Limited Sirketi ("SII Enerji"), which are members of a two-company operating consortium, the 478 mega-watt natural gas-fired combined cycle power plant in Marmara, Ereglisi, Republic of Turkey, which is owned indirectly by Prisma. Enron Advisor and SII Enerji are both contractually obligated to operate the facility, and the governing contracts divide duties between the two companies between services performed outside the Republic of Turkey and services performed within the Republic of Turkey, but each member is collectively and individually responsible to the owner for all the obligations of the other member under the agreement. Presently, Enron Advisor focuses on management and operations issues, and SII Enerji focuses on engineering and maintenance issues. Enron Advisor also provides management services to Elektrocieplownia Nowa Sarzyna Sp. z.o.o., the owner of a 116 mega-watt generating facility in Poland.


Exhibit F, Schedule 9(a)              52/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system companies that hold ownership in Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        The complete ownership is as follows:

                        i. Enron Corp., an Oregon corporation ("Enron"), holds a 8.2533% direct ownership interest.

                        ii. Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), holds a 0.7164% direct ownership interest. ACFI is wholly owned by Enron.

                        iii. Enron South America LLC, a foreign utility company and a Delaware limited liability company ("ESA"), holds a 9.0342% direct ownership interest. ESA is wholly owned by ACFI, which is wholly owned by Enron.

                        iv. Enron do Brazil Holdings Ltd., a Cayman Islands company with limited liability ("EBH"), holds a 0.0006% direct ownership interest. EBH is wholly owned by ESA, which is wholly owned by ACFI, which is wholly owned by Enron.

                        v. Enron Brazil Power Holdings I Ltd., a Cayman Islands company with limited liability ("EBPH"), holds a 0.0002% direct ownership interest. EBPH is wholly owned by ESA, which is wholly owned by ACFI, which is wholly owned by Enron.

                        vi. Enron International Asset Management Corp., a Delaware corporation ("EIAM"), owns 0.3320% direct ownership interest. EIAM is wholly owned by ACFI, which is wholly owned by Enron.

                        vii. Enron Caribbean Basin LLC, a foreign utility company and a Delaware limited liability company ("ECB"), holds a 2.1386% direct ownership interest. ECB is wholly owned by ACFI, which is wholly owned by Enron.

                        viii. The Protane Corporation, a Delaware corporation
                              ("Protane"), holds a 7.0650% direct ownership interest. Protane is wholly owned by ECB, which is wholly owned by ACFI, which is wholly owned by Enron.

                        ix. Enron Caribe VI Holdings, Ltd., a Cayman Islands company with limited liability ("ECVI"), holds a 0.0001% direct ownership interest. ECVI is wholly owned by ECB, which is wholly


Exhibit F, Schedule 9(a)              53/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                              owned by ACFI, which is wholly owned by Enron.

                        x. Enron Brazil Power Holdings XI Ltd., foreign utility company and a Cayman Islands company with limited liability ("EBPHXI"), holds a 0.0001% direct ownership interest. EBPHXI is wholly owned by ACFI, which is wholly owned by Enron.

                        xi. Enron Brazil Power Investments XI Ltd., a Cayman Islands company with limited liability ("EBPI"), holds a 0.0001% direct ownership interest. EBPI is wholly owned by EBPHXI, which is wholly owned by ACFI, which is wholly owned by Enron.

                        xii. Enron Engineering & Construction Company, a Texas corporation ("EECC"), holds a 0.0777% direct ownership interest. EECC is wholly owned by Enron.

                        xiii. Paulista Electrical Distribution, L.L.C., foreign
                              utility company and a Delaware limited liability company ("Paulista"), holds a 0.0001% direct ownership interest. Paulista is wholly owned by ACFI, which is wholly owned by Enron.

                        xiv. Enron Power Corp., a Delaware corporation ("EPC"), holds a 0.981% direct ownership interest. EPC is wholly owned by Enron.

                        xv. Enron Development Funding Ltd., a Cayman Islands company with limited liability ("EDF"), holds a 29.7419% direct ownership interest. EDF is wholly owned by Enron Asia Pacific/Africa/China LLC, a foreign utility company and a Delaware limited liability company ("EAPAC"), which is wholly owned by ACFI, which is wholly owned by Enron.

                        xvi. Enron International Korea Holdings Corp., a Delaware corporation ("EIKH"), holds a 19.7883% direct ownership interest. EIKH is wholly owned by EAPAC, which is wholly owned by ACFI, which is wholly owned by Enron.

                        xvii. Enron Expat Services Inc., a Delaware corporation
                              ("EESI"), holds a 0.0001% direct ownership interest. EESI is wholly owned by Enron.

                        xviii Nowa Sarzyna Holding B.V., a foreign utility
                              company and a Netherlands company ("NSH"), holds a 1.1158% direct ownership interest. NSH is wholly owned by Enron.

                        xix. Enron Global Power & Pipelines L.L.C., a foreign utility company and a Delaware limited liability company ("EGPP"), holds a 4.0899% direct ownership interest. Enron Holding Company L.L.C., a Delaware limited liability company ("EHC"), holds a 62.184% membership interest in EGPP. Enron Power I (Puerto
                              Rico) Inc., a Delaware corporation ("EPIPR"), holds a


Exhibit F, Schedule 9(a)              54/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                              2.191% membership interest in EGPP and a 70.23% membership interest in EHC. Enron Global Inc., a Delaware corporation ("EGI"), holds a 1.01% membership interest in EHC. Enron International Holdings Corp., a Delaware Corporation ("EIHC"), holds a 28.26% membership interest in EHC and holds 100% ownership interest in EGI. Enron Power Corp. - U.S., a Delaware corporation ("EPCUS"), holds 100% ownership interest in EPIPR. Enron Power Corp., a Delaware corporation ("EPC") holds a 100% ownership interest in EPCUS and a 29.70% ownership interest in EIHC. Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), holds a 35.625% ownership interest in EIHC. Enron Corp. holds a 100% ownership interest in ACFI, a 35.625% membership interest in EGPP, a 32.60% ownership interest in EIHC and 100% ownership interest in EPC.

                        xx. ET Power 3 LLC, a Delaware limited liability company ("ETP3"), holds a 17.5474% direct ownership interest. LFT Power III, LLC, a Delaware limited liability company holds a 55.66% membership interest and ET Power 1 LLC, a Delaware limited liability company ("ETP1"), holds a 44.34% membership interest in ETP3. ETP1 is a wholly-owned subsidiary of ACFI.

                              LFT Power I LLC, a foreign utility company and a Delaware limited liability company ("LFT I"), holds a 79.66% membership interest in LFT III. Atlantic Commercial Finance, Inc., a Delaware company ("ACFI"), holds 20.34% membership interest in LFT III and a 0.01% voting member interest in LFT I. ACFI is a wholly owned subsidiary of Enron Corp.

                              Pelican Bidder LLC, a foreign utility company and a Delaware limited liability company ("Pelican Bidder") holds a 99.99% non-voting member interest in LFT I.

                              SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Pelican Bidder. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Pelican Bidder. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of March 6, 2004

                    f.  Guarantees

                        None

               56.  Puerto Quetzal Power LLC ("PQPLLC")

                    a.  Location


Exhibit F, Schedule 9(a)              55/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Puerto Quetzal, Guatemala

                    b.  Business Address

                        6a. Avenida 1-36, Zona 14
                        Edificio Los arcos
                        Guatemala City
                        Guatemala

                    c.  Description

                        Owns a 110 mega-watt and a 124 mega-watt barge-mounted fuel-oil-fired electric generating facility, both located in Puerto Quetzal, Guatemala, and related on-shore auxiliary facilities mounted on three movable barges which are moored at the Puerto Quetzal plant facility.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        PQP Ltd., a Cayman Islands company ("PQPL"), holds a 61.5% membership interest in PQPLLC. Puerto Quetzal Power Corp, a Delaware company ("PQPC"), holds 13.5% membership interest in PQPLLC. Prisma Energy Guatemala Holdings Ltd., a Cayman Islands company ("PEGHL"), holds 50% membership or ownership interest in PQPL and PQPC, as the case may be.. PEGHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of September 28, 2000.

                    f.  Guarantees

                        None

               57.  Purple Martin, LLC ("Purple Martin")

                    a.  Location

                        1221 Lamar St.
                        Suite 1600
                        Houston, Texas 77010


Exhibit F, Schedule 9(a)              56/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    b.  Business Address

                        Same

                    c.  Description

                        Through Elektro, Purple Martin indirectly owned an interest in a 56,000 mile long transmission system for the distribution of electricity to approximately 1.5 million consumers throughout 223 municipalities in the State of Sao Paulo and municipalities in the State of Mato Grosso do Su, Brazil.

                        Under the Contribution and Separation Agreement dated August 31, 2004, approved by the U. S. Bankruptcy Court Southern District of New York, this project transferred to Prisma Energy on August 31, 2004.

                    d.  System Company that Holds Interest

                        The system companies that hold interest are Blue Heron I LLC and SE Acquisition, L.P.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Purple Martin. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Purple Martin. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of February 9, 2004

                    f.  Guarantees

                        None

               58.  Pusan City Gas Co., Ltd. ("Pusan City Gas")

                    a.  Location

                        545, Nanchun-Dong
                        Suyong-ku
                        Pusan, Korea

                    b.  Business Address

                        Same


Exhibit F, Schedule 9(a)              57/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    c.  Description

                        A natural gas distribution system serving approximately 359,900 customers in Pusan City, Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd.,, a Korean limited company, holds a 40% ownership interest in Pusan City Gas, a Korean limited company. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds a 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd. ("EIHC"), a Cayman Islands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 12, 1999

                    f.  Guarantees

                        None

               59.  Sarlux S.r.l. ("Sarlux")

                    a.  Location

                        Sarroch, Sardinia, Italy

                    b.  Business Address

                        8, Galleria de Cristoforis
                        20122 Milano, Italy

                    c.  Description

                        Owns and operates a 551-mega-watt integrated gasification combined-cycle oil power plant employs gasification technology to convert refinery residue from SARAS, Italy's largest oil refinery, into synthetic gas. The gas fuels three gas turbines in combined-cycle configuration.


Exhibit F, Schedule 9(a)              58/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Dutch Holdings B.V.

                        Enron Dutch Holdings B.V., a Netherlands private limited liability company ("EDHBV"), holds a 45% ownership interest in Sarlux S.R.L. EDHBV is a wholly owned subsidiary of ES Power 3 LLC, a Delaware company ("ESP 3").

                        ES Power 1 LLC, a Delaware company ("ESP 1"), holds the Class B non-voting member interest in ESP 3. Enron Corp. holds a 0.01% managing member interest in ESP 1 and the Class A voting member interest in ESP 3.


                        Pelican Bidder LLC, a foreign utility company and a Delaware limited liability company ("Pelican Bidder") holds a 99.99% non-voting member interest in ESP 1.

                        SE Acquisition, L.P., a Delaware limited partnership ("SE Acquisition') holds a 99.99% Class B member interest in Pelican Bidder. Blue Heron I LLC, a Delaware limited liability company ("Blue Heron") holds a 0.01% Class A managing member interest in Pelican Bidder. Since April 2004, Enron Corp. indirectly owns 100% of SE Acquisition and Blue Heron.

                    e.  EWG or FUCO

                        FUCO as of December 22, 1997

                    f.  Guarantees

                        None

               60.  SII Enerji ve Uretim Limited Sirketi ("SII Enerji")

                    a.  Location

                        Ayazaga Mahallesi
                        Meydan Sokak, No. 28
                        Maslak Kule
                        80670, Maslak
                        Istanbul, Turkey

                    b.  Business Address

                        Same

                    c.  Description


Exhibit F, Schedule 9(a)              59/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        SII Enerji and its parent, Enron Reserve 6 B.V., a Netherlands Company (ER6) together with Enron Europe Operations (Advisor) Limited, an English company (EEOAL), are members of a two-company consortium responsible for operating the 478 mega-watt natural gas-fired combined cycle power plant in Maramara, Ereglisi, Republic of Turkey. Both EEOAL and SII Enerji are both contractually obligated to operate the facility, and the governing contracts divide duties between the two companies between services performed outside the Republic of Turkey and services performed with the Republic of Turkey, but each member is collectively and individually responsible to the owner for all the obligations of the other member under the agreement. Presently EEOAL focuses on management and operations issues and SII Enerji focuses on engineering and maintenance issues.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SII Holdings 4 B.V., a Netherlands company ("SII Holdings"), holds 1% ownership interest in SII Enerji. Enron Reserve 6 B.V., a Netherlands company ("Reserve 6"), holds 99% ownership interest in SII Enerji and wholly owns SII Holdings. Reserve 6 is a wholly owned subsidiary of PEI International Americas LLC, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        EWG as of January 29, 2003 (102 FERC P. 62,065)

                    f.  Guarantees

                        None

               61.  SK-Gas Co., Inc. ("SK-Gas")

                    a.  Location

                        60, Yoido-Dong
                        Yongdungpo-ku
                        Seoul, Korea

                    b.  Business Address


Exhibit F, Schedule 9(a)              60/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Same

                    c.  Description

                        Imports, markets and supplies LPG throughout Korea, supplying approximately 52% of the LPG consumed in Korea.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        SK-Enron Co., Ltd., a Korean limited company
                        ("SK-Enron"), holds 45.53% ownership interest in SK Gas. Enron International Korea LLC, a Delaware limited liability company ("EIKLLC"), holds 50% ownership interest in SK-Enron. EIKLLC is a wholly owned subsidiary of Enron International Holdings Company Ltd., a Cayman Islands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 12, 1999

                    f.  Guarantees

                        None

               62.  Smith/Enron Cogeneration Limited Partnership ("SECLP")

                    a.  Location

                        Puerto Plata, Dominican Republic

                    b.  Business Address

                        Avenida Winston Churchill Num. 1100
                        Edificio Torre Universal, 4th piso
                        Santo Domingo
                        Republica Dominicana

                    c.  Description

                        Owns a 185 mega-watt barge-mounted fuel-oil-fired electric generating facility


Exhibit F, Schedule 9(a)              61/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        near Puerto Plata, Dominican Republic

                    d.  System Company that Holds Interest:

                        The system companies that hold interest are Atlantic Commercial Finance, Inc., Enron Dominican Republic Operations Limited and Enron Dominican Republic Ltd.

                        Enron Dominican Republic Ltd., a Cayman Islands limited liability company ("EDRL"), holds a direct 49% limited partner interest in Smith/Enron Cogeneration Limited Partnership, a Turks and Caicos Islands limited partnership ("SECLP"). Enron Dominican Republic Operations Ltd., a Cayman Islands limited liability company ("EDROL"), holds a direct 1% general partner interest in SECLP. Enron Domincana Limited Partnership, a Cayman Islands limited partnership ("EDLP"), holds a direct 35% limited partner interest in SECLP

                        Enron Equity Corp., a Delaware corporation ("EEC") holds a 1.77% ownership interest in each of EDRL and EDROL.

                        Enron Caribbean Basin LLC, a Delaware limited liability company ("ECB") holds a 47.98% ownership interest in each of EDRL and EDROL and holds a 100% ownership interest in The Protane Corporation, a Delaware corporation ("Protane").

                        Enron Holding Company LLC, a Delaware limited liability company ("EHC"), holds a 50.25% ownership interest in each of EDRL and EDROL and a 62.184% member interest in EGPP.

                        Finven Financial Institution Limited, a Cayman Islands company ("FFIL") holds a 99% limited partner interest in EDLP. FFIL is a wholly owned subsidiary of V. Holdings industries, S.A., a company formed under the laws of Venezuela ("Vholdings"), which is a wholly owned subsidiary of Protane.

                        Enron Dominicana Holding Limited, a Cayman Islands limited liability company ("EDHL"), holds a 1% general partner interest in EDLP. Enron Global Power & Pipelines, L.L.C., a Delaware limited liability company ("EGPP") holds a 100% ownership interest in EDHL.

                        Enron Power I (Puerto Rico), Inc., a Delaware corporation (EPIPR"), holds a 70.23% member interest in EHC and a 2.191% member interest in EGPP. EPIPR is a wholly-owned subsidiary of Enron Power Corp. - U.S., a Delaware corporation ("EPC-US"). EPC-US holds a 100% ownership interest in EPIPR.

                        Enron Global Inc., a Delaware corporation ("EGI"), holds a 1.01% member interest in EHC. Enron International Holdings Corp., a Delaware corporation ("EIHC"), holds a 28.76% member interest in EHC and a 100% ownership interest in EGI.

                        Enron Power Corp., a Delaware corporation ("EPC"), holds a 100% ownership


Exhibit F, Schedule 9(a)              62/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        interest in EPC-US and a 29.70% ownership interest in EIHC.

                        Atlantic Commercial Finance, Inc., a Delaware corporation, ("ACFI"), holds a 100% member interest in ECB, a 14.37% ownership interest in EEC, and a 26.83% ownership interest in EIHC.

                        Enron Corp., an Oregon corporation ("Enron"), holds a 85.63% ownership interest in EEC, a 100% ownership interest in ACFI, a 35.625% member interest in EGPP, a 32.60% ownership interest in EIHC and a 100% ownership interest in EPC.


                    e.  EWG or FUCO

                        FUCO as of June 9, 1994

                    f.  Guarantees

                        None

               63.  Smith/Enron O&M Limited Partnership

                    a.  Location

                        P.O. Box 103
                        Maclaw House, Duke Street
                        Grand Turk
                        Turks & Caicos Islands, B.W.I.

                    b.  Business Address

                        Same

                    c.  Description

                        Operates and maintains a 185 mega-watt electric power plant near Puerto Plata, Dominican Republic.

                    d.  System Company that Holds Interest

                        The system companies that hold interests are Atlantic Commercial Finance, Inc., Enron Dominican Republic Ltd., Enron Dominican Republic Operations Ltd.

                        Enron Dominican Republic Ltd., a Cayman Islands limited liability company ("EDRL"), holds a direct 49% limited partner interest in Smith/Enron O&M Limited Partnership, a Turks and Caicos Islands limited partnership ("SECLPO&M"). Enron Dominican Republic Operations Ltd., a Cayman Islands limited liability company ("EDROL"), holds a direct 1% general partner interest in SECLP.


Exhibit F, Schedule 9(a)              63/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Enron Equity Corp., a Delaware corporation ("EEC") holds a 1.77% ownership interest in each of EDRL and EDROL.

                        Enron Caribbean Basin LLC, a Delaware limited liability company ("ECB") holds a 47.98% ownership interest in each of EDRL and EDROL.

                        Enron Holding Company LLC, a Delaware limited liability company ("EHC"), holds a 50.25% ownership interest in each of EDRL and EDROL.

                        Enron Power I (Puerto Rico), Inc., a Delaware corporation (EPIPR"), holds a 70.23% member interest in EHC. EPIPR is a wholly-owned subsidiary of Enron Power Corp. - U.S., a Delaware corporation ("EPC-US"). EPC-US holds a 100% ownership interest in EPIPR.

                        Enron Global Inc., a Delaware corporation ("EGI"), holds a 1.01% member interest in EHC. Enron International Holdings Corp., a Delaware corporation ("EIHC"), holds a 28.76% member interest in EHC and a 100% ownership interest in EGI.

                        Enron Power Corp., a Delaware corporation ("EPC"), holds a 100% ownership interest in EPC-US and a 29.70% ownership interest in EIHC.

                        Atlantic Commercial Finance, Inc., a Delaware corporation, ("ACFI"), holds a 100% member interest in ECB, a 14.37% ownership interest in EEC, and a 26.83% ownership interest in EIHC.

                        Enron Corp., an Oregon corporation ("Enron"), holds a 85.63% ownership interest in EEC, a 100% ownership interest in ACFI, a 32.60% ownership interest in EIHC and a 100% ownership interest in EPC.


                    e.  EWG or FUCO

                        FUCO as of June 9, 1994

                    f.  Guarantees

                        None

               64. Sociedad Transportadora de Gas de Oriente S.A., E.S.P. ("STGO") (f/k/a Transportadora de Gas de Oriente S.A., E.S.P.)

                    a.  Location

                        State of Bacaramanga, Colombia.

                    b.  Business Address


Exhibit F, Schedule 9(a)              64/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns and operates a gas distribution network in the State of Bacaramanga, Colombia.

                    d.  System Company that Holds Interest

                        Promigas S.A. E.S.P., a Colombian company ("Promigas"), holds 20% ownership interest in STGO. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996

                    f.  Guarantees

                        None

               65.  Subic Power Corp. ("Subic")

                    a.  Location

                        Subic Bay Freeport Zone
                        Olongapo City
                        Philippines

                    b.  Business Address

                        3/Floor, Corinthian Plaza
                        121 Paseo de Roxas Street
                        Makati, Metro Manila
                        Philippines

                    c.  Description

                        Owns a 116 mega-watt diesel-powered generating facility located at the Subic Bay Freeport Zone, Olongapo City, on Luzon Islands, the Philippines.

                    d.  System Company that Holds Interest


Exhibit F, Schedule 9(a)              65/75

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.

                        Enron Power Philippines Corp., a Philippines company ("EPPC"), holds a 50% ownership interest in Subic. EPPC is a wholly owned subsidiary of Prisma Energy Philippines B.V., a Netherlands company, which is wholly owned by Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of February 17, 1994

                    f.  Guarantees

                        None

               66.  Surtidora de Gas del Caribe S.A., E.S.P. ("SCG")

                    a.  Location

                        Colombian states of Bolivar, Cordoba and Sucre

                    b.  Business Address

                        c/o Promigas S.A., E.S.P.
                        Calle 66 no. 67-123
                        Barranquilla, Colombia

                    c.  Description

                        Owns and operates a gas distribution network in the States of Bolivar, Cordoba and Sucre, Colombia.

                    d.  System Company that Holds Interest

                        The system companies that hold interest through Prisma Energy are:
                              - Enron Corp.
                              - Atlantic Commercial Finance, Inc.
                              - Enron Engineering & Construction Company
                              - Enron Power Corp.
                              - Enron Expat Services, Inc.


Exhibit F, Schedule 9(a)              66/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Promigas S.A. E.S.P., a Colombian company ("Promigas"), holds 80.07% ownership interest in SCG. Prisma Energy Colombia Holdings Ltd., a Cayman Islands company ("PECHL"), holds 42.92% ownership interest in Promigas. PECHL is a wholly owned subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        FUCO as of January 31, 1996

                    f.  Guarantees

                        None

               67.  Trakya Elektrik Uretim ve Ticaret A.S. ("Trakya")

                    a.  Location

                        BOTAS Tesisleri Mevkii
                        Saracoglu Sitesi Yani Sultankoy
                        59740 M. Ereglisi/TEKIRDAG
                        Turkey

                    b.  Business Address

                        Same

                    c.  Description

                        Owns a combined cycle gas turbine power plant with a nominal capacity of 478 mega-watt, all of which capacity and energy is sold to the state-owned power utility TETAS under an energy sales agreement.

                    d.  System Company that Holds Interest

                        Wing International, Ltd., a Texas limited liability company ("WIL"), holds a 9% ownership interest in Trakya. Enron Power Holdings (Turkey) B.V., a Netherlands private limited liability company ("EPHTBV"), holds a 50% ownership interest in Trakya, a 1% ownership interest in WIL and a 100% member interest in Wing Turkey LLC, a Delaware limited liability company ("WTL"). WTL holds a 99% ownership interest in WIL. EPHTBV is a wholly owned subsidiary of Enron Power Holdings C.V., a Netherlands company ("EPHCV"). Mesquite Holdings B.V., a Netherlands private limited liability company ("Mesquite"), holds 99% limited partner interest in EPHCV and a 100% ownership interest in Enron Turkey Energy B.V., a Netherlands private limited liability company ("ETEBV"), which holds a 1% general partner interest in EPHCV. Mesquite is a wholly owned subsidiary of Prisma Energy Luxembourg S.a.r.l., a Luxembourg company ("PEL"), which is a wholly owned


Exhibit F, Schedule 9(a)              67/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        subsidiary of Prisma Energy. (See item 55d of this section for the ownership of Prisma Energy.)

                    e.  EWG or FUCO

                        EWG as of June 14, 1996 (FERC Docket No. EG96-84-000)

                    f.  Guarantees

                        None

               68.  Travamark Two B.V. ("TTBV")

                    a.  Location

                        Schouwburgplein 30-34
                        3012 CL Rotterdam
                        The Netherlands

                    b.  Business Address

                        Same

                    c.  Description

                        Indirectly owns an interest in a 2,184 mega-watt generating facility located near the village of Dabhol in the State of Maharashtra, India. The facility consists of two generating units. The first unit, which has a base load capacity of approximately 658 mega-watts, is fully constructed and began producing electricity in May 1999, but is not currently generating electricity due to a legal dispute with the off-take customer. The second unit, which will have a base load capacity of approximately 1,536 mega-watts, is partially constructed.

                        On April 27, 2004, the first part of two-part sales transaction was completed which was to sell OPPCV, EIHL and EMC to GE and Bechtel. Although GE and Bechtel now hold ownership interests in OPPCV, the second part of the sales transaction has not occurred.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Atlantic Commercial Finance, Inc.

                        TTBV, a Netherlands private limited liability company, is wholly owned by Atlantic Commercial Finance, Inc., a Delaware corporation ("ACFI"), which is a wholly owned subsidiary of Enron Corp.

                    e.  EWG or FUCO


Exhibit F, Schedule 9(a)              68/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        FUCO as of February 9, 2004

                    g.  Guarantees

                        None

               69.  Zond-PanAero Windsystem Partners I ("ZPI")

                    a.  Location

                        The   project   owned  by  ZPI  is   located  in
                        Riverside County, California

                    b.  Business Address

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns a 19.5 mega-watt wind power project located in Riverside County, California. The project is comprised of 300 Vestas V-15 wind turbines, each of which has a rated capacity of 65 kilowatts.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Wind Domestic Holding LLC.

                        Zond Windsystems Management LLC, a Delaware limited liability company ("ZWM"), owns a 1% partnership interest in ZPI and is the sole general partner of this limited partnership. ZWM is wholly owned by Enron Wind Systems, LLC, a Delaware limited liability company, which is indirectly wholly-owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of 08/05/1997 (80 FERC 62,105)

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              69/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


               70.  Zond-PanAero Windsystem Partners II ("ZPII")

                    a.  Location

                        The project owned by ZPII is located in
                        Riverside County, California

                    b.  Business Address

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns a 10.5 mega-watt wind power project located in Riverside County, California. The project is comprised of 160 Vestas V-15 wind turbines, each of which has a rated capacity of 65 kilowatts.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Wind Domestic Holding LLC.

                        Zond Windsystems Management II LLC, a Delaware limited liability company ("ZWMII") owns a 1% partnership interest in ZPII and is the sole general partner of this limited partnership. ZWMII is wholly owned by Enron Wind Systems, LLC, a Delaware limited liability company, that is wholly owned by Enron Wind Domestic Holding LLC, a Delaware limited liability company ("EWDH"). EWDH is indirectly wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of August 5, 1997 (80 FERC 62,106)

                    f.  Guarantees

                        None

               71.  Zond Windsystems Partners, Ltd. Series 85-A ("ZWP 85-A")

                    a.  Location

                        The project owned by ZWP 85-A is located in Kern County, California


Exhibit F, Schedule 9(a)              70/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                    b.  Business Address

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns a 14 mega-watt wind power project located in Kern County, California. The project is comprised of 160 Vestas V-17 wind turbines, each of which has a rated capacity of 90 kilowatts.

                    d.  System Company that Holds Interest

                        .The system company that holds interest is Enron Wind Domestic Holding LLC.

                        Zond Windsystems Management III LLC, a Delaware limited liability company ("ZWMIII"), owns a 1% partnership interest in ZWP 85-A and is the sole general partner of the limited partnership. ZWMIII is wholly owned by Enron Wind Systems, LLC, a Delaware limited liability company, that is wholly owned by Enron Wind Domestic Holding LLC, a Delaware limited liability company ("EWDH"). EWDH is indirectly wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of 10/14/1997 (81 FERC 92,059)

                    f.  Guarantees

                        None

               72.  Zond Windsystems Partners, Ltd. Series 85-B ("ZWP 85-B")

                    a.  Location

                        The project owned by ZWP 85-B is located in Santa Clara County, California

                    b.  Business Address

                        1221 Lamar Street


Exhibit F, Schedule 9(a)              71/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Suite 1600
                        Houston, Texas 77010

                    c.  Description

                        Owns a 21 mega-watt wind power project located in Santa Clara County, California. The project is comprised of 240 Vestas V-17 wind turbines, each of which has a rated capacity of 90 kilowatts.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Wind Domestic Holding LLC.

                        Zond Windsystems Management IV LLC, a Delaware limited liability company ("ZWMIV") owns a 1% partnership interest in ZWP 85-B and is the sole general partner of this limited partnership. ZWMIV is wholly owned by Enron Wind Systems, LLC, a Delaware limited liability company, that is wholly owned by Enron Wind Domestic Holding LLC, a Delaware limited liability company ("EWDH"). EWDH is indirectly wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of 10/14/1997 (81 FERC 62,058)

                    f.  Guarantees

                        None

              73.   Zond Windsystems Partners, Ltd. Series 85-C ("ZWP 85-C")

                    a.  Location

                        The project owned by ZWP 85-C is located in Santa Clara County, California.

                    b.  Business Address

                        1221 Lamar Street
                        Suite 1600
                        Houston, Texas 77010

                    c.  Description


Exhibit F, Schedule 9(a)              72/75

                                   ENRON CORP.
                                    FORM U-5S

Item 9.   WHOLESALE GENERATORS AND FOREIGN UTILITY COMPANIES


                        Owns an 18 mega-watt wind power project located in Santa Clara County, California. The project is comprised of 200 Vestas V-17 wind turbines, each of which has a rated capacity of 90 kilowatts.

                    d.  System Company that Holds Interest

                        The system company that holds interest is Enron Wind Domestic Holding LLC.

                        Zond Windsystems Management V LLC, a Delaware limited liability company ("ZWMV"), owns a 1% partnership interest in ZWP 85-C and is the sole general partner of this limited partnership. ZWMV is wholly owned by Enron Wind Systems, LLC, a Delaware limited liability company, that is wholly owned by Enron Wind Domestic Holding LLC, a Delaware limited liability company ("EWDH"). EWDH is indirectly wholly owned by Enron Corp.

                    e.  EWG or FUCO

                        EWG as of 08/05/1997 (80 FERC 62,104)

                    f.  Guarantees

                        None


Exhibit F, Schedule 9(a)              73/75